Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Option Grant Timing Policies and Practices

As required by Item 402(x) of Regulation S-K, we are providing the following disclosure regarding our policies and practices on the timing of awards of stock options, stock appreciation rights (“SARs”) and similar instruments with option-like features in relation to the disclosure of material nonpublic information (“MNPI”).

During the fiscal year ended December 31, 2025, we did not grant any stock options, SARs or similar instruments with option-like features to any of our employees, officers, directors, or other service providers. We do not currently have in effect any compensation plans under which our equity securities are authorized for issuance, and we do not have any outstanding stock options. Accordingly, we do not currently have any formal written policy or practice regarding the timing of grants of stock options or SARs in relation to the disclosure of MNPI.

In the event that we adopt an equity compensation plan and begin granting stock options, SARs or similar instruments with option-like features in the future, our Board (or a committee thereof) intends to establish policies and procedures governing the timing of such grants, including the relationship between the timing of such grants and the release of MNPI. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.

Because we did not grant any stock options, SARs or similar option-like instruments during the fiscal year ended December 31, 2025, the tabular disclosure required by Item 402(x)(2) of Regulation S-K is not applicable.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false